Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary proxy statement
[ X ] Definitive proxy statement
[   ] Definitive additional materials
[   ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

High Income Opportunity Fund Inc.
(Name of Registrant as Specified in its Charter)

Gordon Swartz
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]   No longer applicable
[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)	Proposed maximum aggregate value of transaction:

	[   ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

1. Set forth the amount on which the filing fee is calculated and state how it was determined.

                       HIGH INCOME OPPORTUNITY FUND INC.
                             388 Greenwich Street
                           New York, New York 10013

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ----------------------

                        To be Held on February 23, 2000

                            ----------------------

To the Stockholders of High Income Opportunity Fund Inc.:

  The Annual Meeting of Stockholders of High Income Opportunity Fund Inc. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, New York, New York, 26th Floor, on February 23, 2000 at 9:00 A.M. (New York Time) for the following purposes:

    1. To elect three Class II directors, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

    2. To ratify the selection of KPMG LLP as independent auditors of the Fund; and

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on January 7, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                       By Order of the Board of Directors

                                       Christina T. Sydor
                                       Secretary

New York, New York
January 26, 2000

                            ----------------------

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       HIGH INCOME OPPORTUNITY FUND INC.
                             388 Greenwich Street
                           New York, New York 10013

                            ----------------------

                                PROXY STATEMENT

                            ----------------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON FEBRUARY 23, 2000

                                 INTRODUCTION

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the High Income Opportunity Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on February 23, 2000 at 9:00 A.M. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

  The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Salomon Smith Barney Inc. ("Salomon Smith Barney"), which makes a market in the Fund's shares; SSB Citi Fund Management LLC ("SSB Citi" or the "Manager") (successor to SSBC Fund Management Inc.), the Fund's investment manager; and/or PFPC Global Fund Services (PFPC), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Salomon Smith Barney and SSB Citi are each located at 388 Greenwich Street, New York, New York 10013; PFPC is located at 101 Federal Street, Boston, Massachusetts 02110.

  The Annual Report of the Fund, including audited financial statements for the fiscal year ended September 30, 1999, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about January 26, 2000. The Fund will provide additional copies of the Annual Report to any stockholder upon request by calling the Fund at 1-800-331-1710.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of both proposals is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the approval of a proposal. Proposal 1 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated above, or by voting in person at the Meeting.

  The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

  The Board of Directors of the Fund has fixed the close of business on January 7, 2000 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 71,180,444.009 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 69,782,180.891 or 98.04% were held in accounts, but not beneficially owned, by CEDE & Co., as nominee for The Depository Trust Company, Box 20, Bowling Green Station, New York, New York 10004-9998. At the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934) to the knowledge of the Board or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

  In the event that a quorum is not present, or if sufficient votes in favor of the proposals set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Board of Directors of the Fund is currently classified into three classes. The directors serving in Class II have terms expiring at the Meeting; the Class II directors currently serving on the board have been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the 2003 Annual Meeting of Stockholders) or until their successors have been duly elected and qualified. The affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as nominees.

  The Board knows of no reason why any of the Class II nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

  Certain information concerning the nominees is set forth below. All of the nominees for Class II currently serve as directors of other Smith Barney mutual funds. Any director affiliated with the Manager or otherwise considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk(*).

                  Persons Nominated for Election as Directors

                                                              Number of Shares
                              Principal Occupations          and % Beneficially
                             During Past Five Years,            owned as of
         Name              Other Directorships, and Age       January 7, 2000
         ----              ----------------------------      ------------------
 CLASS II DIRECTORS
 Heath B. McLendon*    Managing Director of Salomon Smith         182.2247
  Director since 1993  Barney; Director of 64 investment       (less than 1%)
                       companies associated with Citigroup
                       Inc. ("Citigroup"); Director and
                       President of SSB Citi and Travelers
                       Investment Adviser, Inc.
                       ("TIA"); 66.
 Roderick C. Rasmussen Investment Counselor; Director of          132.7337
  Director since 1993  12 investment companies associated      (less than 1%)
                       with Citigroup. Formerly Vice
                       President of Dresdner and Company
                       Inc. (investment counselors); 73.

                                                              Number of Shares
                               Principal Occupations         and % Beneficially
                              During Past Five Years,           owned as of
          Name             Other Directorships, and Age       January 7, 2000
          ----             ----------------------------      ------------------
 John P. Toolan         Retired; Director of 12 investment          None
  Director since 1993   companies associated with
                        Citigroup; Director of John
                        Hancock Funds. Formerly Director
                        and Chairman of the Smith Barney
                        Trust Company, Director of Smith
                        Barney Holdings Inc. and various
                        subsidiaries, Senior Executive
                        Vice President, Director and
                        Member of the Executive Committee
                        of Smith Barney; 69.

  The remainder of the Board currently constitutes the Class I and the Class
III directors, none of whom will stand for election at the Meeting, as their terms are not due to expire until the year 2002 and 2001, respectively.

                        Directors Continuing in Office
                                                              Number of Shares
                               Principal Occupations         and % Beneficially
                              During Past Five Years,           owned as of
          Name             Other Directorships, and Age       January 7, 2000
          ----             ----------------------------      ------------------
 CLASS I DIRECTORS
 Lee Abraham            Retired; Director of 12 investment          None
  Director since 1999   companies associated with
                        Citigroup. Director of R.G. Barry
                        Corp., a footwear manufacturer and
                        Signet Group plc, a specialty
                        retailer and eNote.com, Inc., a
                        computer hardware company.
                        Formerly Chairman and Chief
                        Executive Officer of Associated
                        Merchandising Corporation, a major
                        retail merchandising and sourcing
                        organization and formerly Director
                        of Galey & Lord and Liz Claiborne;
                        age 72.
 Allan J. Bloostein     President of Allan J. Bloostein             None
  Director since 1999   Associates,
                        a consulting firm; Director of 19
                        investment companies associated
                        with Citigroup; Director of CVS
                        Corporation, a drugstore chain,
                        and Taubman Centers Inc., a real
                        estate development company.
                        Retired Vice Chairman and Director
                        of The May Department Stores
                        Company; age 70.
 Richard E. Hanson, Jr. Head of School, New Atlanta Jewish          None
  Director since 1999   Community High School, Atlanta,
                        Georgia; Director of 12 investment
                        companies associated with
                        Citigroup. Formerly Headmaster,
                        The Peck School, Morristown, New
                        Jersey; age 58.
 CLASS III DIRECTORS
 Jane F. Dasher         Investment Officer of Korsant               None
  Director since 1999   Partners, a
                        family investment company;
                        Director of 12 investment
                        companies associated with
                        Citigroup. Prior to 1997, an
                        independent Financial Consultant;
                        age 50.

                                                              Number of Shares
                              Principal Occupations          and % Beneficially
                             During Past Five Years,            owned as of
         Name             Other Directorships, and Age        January 7, 2000
         ----             ----------------------------       ------------------
 Donald R. Foley      Retired; Director of 12 investment        11,080.645**
  Director since 1993 companies associated with Citigroup.     (less than 1%)
                      Formerly Vice President of Edwin
                      Bird Wilson, Incorporated
                      (advertising); 77.
 Paul Hardin          Professor of Law at the University        3,045.760**
  Director since 1994 of North                                 (less than 1%)
                      Carolina at Chapel Hill; Director of
                      14 investment companies associated
                      with Citigroup; Director of The
                      Summit Bancorporation. Formerly,
                      Chancellor of the University of
                      North Carolina at Chapel Hill; 68.
------------------

 * Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.
** Represents shares owned by this Director and members of his family.

            Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Fund believes that, during fiscal year 1999, all filing requirements applicable to such persons were complied with.

  The Fund has no compensation committee of the Board of Directors or any committee performing similar functions. The fund has an administrative and governance committee composed of Lee Abraham, Donald R. Foley, Richard E. Hanson, Jr. and Paul Hardin which acts as a nominating committee of the Board of Directors. The Fund has an audit and investment performance committee composed of Allan J. Bloostein, Jane F. Dasher, Roderick C. Rasmussen and John
P. Toolan, which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors. The directors of these respective committees are not "interested persons" of the Fund as defined under the 1940 Act (the "independent directors").

  Eight meetings of the Board were held between October 1, 1998 and September 30, 1999, four of which were regular meetings. Four administrative and governance committee meetings were held. Two Audit Committee meetings were also held. No incumbent director attended less than 75% of these meetings since his/her election to the Board of Directors.

  Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $16,595 were paid to such directors by the Fund during the calendar year ended December 31, 1998. Fees for the independent directors, who also serve as board members of certain other funds sponsored by or affiliated with Salomon Smith Barney, are currently set at $60,000 per annum plus a per meeting fee of $2,500 with respect to in-person meetings and $100 for each telephone meeting. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Salomon Smith Barney.

  The following table shows the compensation paid to each person who was a director of the Fund during the Fund's last fiscal year:

                              COMPENSATION TABLE

                         Aggregate                    Compensation from
                        Compensation                    Fund and Fund       Total
                         from Fund      Pension or         Complex        Number of
                          for the       Retirement    Paid to Directors   Funds for
                        Fiscal Year  Benefits Accrued for the Calendar  Which Director
                           Ended        as part of       Year Ended     Serves Within
 Name of Person           9/30/99     Fund Expenses       12/31/98       Fund Complex
 --------------         ------------ ---------------- ----------------- --------------
Lee Abraham                 $439             0             $47,750            12
Allan J. Bloostein           339             0              90,500            19
Jane F. Dasher*              481             0                   0            12
Donald R. Foley**            964             0              57,100            12
Richard E. Hanson, Jr.       427             0              47,950            12
Paul Hardin                  964             0              71,400            14
Heath B. McLendon+             0             0                   0            64
Roderick C. Rasmussen        964             0              57,100            12
John P. Toolan**             864             0              54,700            12

-----------
 * Ms. Dasher was not a director of the Smith Barney Funds in 1998, therefore no compensation was paid by the Fund complex.

** Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following amounts of their compensation from the
  Fund: Donald R. Foley--$221; John P. Toolan--$864, and the following amounts of their total compensation from the Fund Complex: Donald R. Foley--$21,000; John P. Toolan--$54,700.

 + Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.

Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totalled $417.

  The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                                                         Principal Occupations
                    Offices and Positions    Period     During Past Five Years
  Name                 Held with Fund     Offices Held          and Age
  ----              --------------------- ------------  ----------------------
 Heath B. McLendon  Chairman of the       1995 to date (see table of directors
                    Board, President and               above)
                    Chief Executive
                    Officer
 Lewis E. Daidone   Senior Vice President 1993 to date Managing Director of
                    and Treasurer                      Salomon Smith Barney;
                                                       Senior Vice President
                                                       and Treasurer of 59
                                                       investment companies
                                                       associated with
                                                       Citigroup; Director and
                                                       Senior Vice President of
                                                       the Manager and TIA; 42.
 John C. Bianchi    Vice President        1993 to date Managing Director of
                                                       Salomon Smith Barney and
                                                       investment officer of
                                                       six investment companies
                                                       associated with
                                                       Citigroup; 44.
 Christina T. Sydor Secretary             1993 to date Managing Director of
                                                       Salomon Smith Barney;
                                                       Secretary of 59
                                                       investment companies
                                                       associated with
                                                       Citigroup; Secretary and
                                                       General Counsel of the
                                                       Manager and TIA; 48.
 Paul Brook         Controller            1998 to date Director of Citigroup;
                                                       Controller or Assistant
                                                       Treasurer of 43
                                                       investment companies
                                                       associated with
                                                       Citigroup since 1998;
                                                       Prior to 1998, Managing
                                                       Director of AMT Capital
                                                       Services Inc.; Prior to
                                                       1997, Partner with Ernst
                                                       & Young LLP; 46

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                                PROPOSAL NO. 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  On December 17, 1999, based upon the recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with Section 32 of the 1940 Act and the rules thereunder, the Board and the independent directors selected KPMG LLP ("KPMG") as the Fund's independent auditors for the fiscal year ending September 30, 2000. KPMG also serves as the independent auditors for the Manager, other investment companies associated with Salomon Smith Barney and for Citigroup, as of December 31, 1999. Citigroup is the ultimate parent company of both SSB Citi and Salomon Smith Barney. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Citigroup, or any other investment company sponsored by Salomon Smith Barney or its affiliates.

  If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

  The affirmative vote of a majority of votes cast is required to ratify the selection of KPMG.

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

  Stockholder proposals intended to be presented at the 2001 Annual Meeting of the stockholders of the Fund must be received by September 22, 2000 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2001 Annual Meeting will be held in January 2001. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

  The persons named as proxies for the 2001 Annual Meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by December 8, 2000, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                                 OTHER MATTERS

  The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                       By Order of the Board of Directors,

                                       Christina T. Sydor
                                       Secretary

January 26, 2000

FORM OF PROXY
HIGH INCOME OPPORTUNITY FUND INC.
388 Greenwich Street
New York, New York 10013
This Proxy is Solicited on Behalf of the Board of Directors of the Fund

The undersigned hereby appoints HEATH B. McLENDON, CHRISTINA T.
SYDOR, and GORDON E. SWARTZ, and each of them acting in the absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of High Income Opportunity Fund Inc. held of record by the undersigned on January 7, 2000 at a Meeting of Stockholders to be held on February 23, 2000 or any adjournment thereof.




[SEE REVERSE SIDE]   CONTINUED AND TO BE SIGNED ON REVERSE SIDE   [SEE REVERSE
SIDE]


[ X ]	Please mark
	votes as in
	this example.

The Board of Directors recommends a vote "FOR" the following proposals. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee for director and FOR each proposal.

1.	ELECTION OF DIRECTORS
Class II Nominees: (01) Heath B. McLendon, (02) Roderick C. Rasmussen,
                   (03) John P. Toolan

	   FOR			WITHHELD
	[         ]			[         ]

	[         ]
	For all nominees except as noted above


2.	PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE INDEPENDENT
AUDITORS OF THE FUND FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2000.

	   FOR			AGAINST		ABSTAIN
	[        ]			[        ]		[        ]

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
	[          ]

PLEASE MARK, SIGN DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Signature: ____________________________ Date: ______________

Signature: ____________________________ Date: ______________



g:/legal/funds/#HIO/2000/secdocs/proxycrd.doc